Travelers PrimElite II Annuity Prospectus:

The Travelers Separate Account PF For Variable Annuities
The Travelers Separate Account PF II For Variable Annuities

This prospectus describes Travelers PrimElite II Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium (“purchase payments”) accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

AIM Variable Insurance Funds	Smith Barney Large Cap Core Portfolio
AIM V.I. Capital Appreciation Portfolio — Series II	Smith Barney Premier Selections All Cap Growth
AIM V.I. Premier Equity Fund — Series II(1)	Portfolio
Alliance Variable Products Series Fund, Inc.	Travelers Series Fund Inc.
Premier Growth Portfolio — Class B	MFS Total Return Portfolio
Technology Portfolio — Class B	Smith Barney Aggressive Growth Portfolio
Franklin Templeton Variable Insurance Products	Smith Barney High Income Portfolio
Trust	Smith Barney International All Cap Growth
Mutual Shares Securities Fund — Class 2	Portfolio
Templeton Growth Securities Fund — Class 2	Smith Barney Large Capitalization Growth
Greenwich Street Series Fund	Portfolio
Appreciation Portfolio	Smith Barney Large Cap Value Portfolio
Fundamental Value Portfolio	Smith Barney Mid Cap Core Portfolio
Oppenheimer Variable Account Funds	Smith Barney Money Market Portfolio
Oppenheimer Capital Appreciation Fund/VA — Service	Travelers Managed Income Portfolio
Shares	The Travelers Series Trust
Oppenheimer Main Street Growth & Income	Convertible Securities Portfolio(3)
Fund/VA — Service Shares	MFS Mid Cap Growth Portfolio
Pioneer Variable Contracts Trust	MFS Research Portfolio
Pioneer Fund VCT Portfolio — Class II	Social Awareness Stock Portfolio
Pioneer Mid Cap Value VCT Portfolio — Class II	Van Kampen Life Investment Trust
Putnam Variable Trust	Comstock Portfolio Class II Shares
Putnam VT International Growth Fund — Class	Emerging Growth Portfolio Class II Shares
IB Shares	Growth and Income Portfolio Class II Shares
Putnam VT Small Cap Value Fund — Class IB	Variable Annuity Portfolios
Shares	Smith Barney Small Cap Growth Opportunities
Smith Barney Allocation Series Inc.	Portfolio
Select Balanced Portfolio	Variable Insurance Products Fund (Fidelity)
Select Growth Portfolio	Equity Income Portfolio — Service Class 2
Select High Growth Portfolio	Growth Portfolio — Service Class 2
Smith Barney Investment Series	Variable Insurance Products Fund III (Fidelity)
Smith Barney Government Portfolio(2)	Mid Cap Portfolio — Service Class 2
Smith Barney Growth and Income Portfolio

(1)	Formerly the AIM V.I. Value Fund	(3)	Formerly Convertible Bond Portfolio
(2)	Formerly the Select Government Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, PrimeElite Travelers Service Center, One Tower Square, Hartford, Connecticut 06183, call (888) 556-5412 or access the SEC’s website (http://www.sec.gov). See Appendix C for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2002

TABLE OF CONTENTS

Index of Special Terms	2	Annuity Options	29
Summary	3	Variable Liquidity Benefit	30
Fee Table	6	Miscellaneous Contract Provisions	30
Condensed Financial Information.	12	Right to Return	30
The Annuity Contract	12	Termination	30
Contract Owner Inquiries	13	Required Reports	30
Purchase Payments	13	Suspension of Payments.	30
Accumulation Units	13	The Separate Accounts	31
The Variable Funding Options	13	Performance Information	31
The Fixed Account	17	Federal Tax Considerations	32
Charges and Deductions	17	Non-Resident Aliens	32
General	17	General Taxation of Annuities.	32
Withdrawal Charge	18	Types of Contracts: Qualified or Nonqualified	32
Free Withdrawal Allowance	18	Nonqualified Annuity Contracts	32
Administrative Charges..	19	Puerto Rico Tax Considerations	33
Mortality and Expense Risk Charge	19	Qualified Annuity Contracts	33
Variable Liquidity Benefit Charge	19	Penalty Tax for Premature Distributions	34
Variable Funding Option Expenses.	19	Diversification Requirements for Variable
Premium Tax	19	Annuities.	34
Changes in Taxes Based Upon Premium or Value	19	Ownership of the Investments	34
Transfers	20	Mandatory Distributions for Qualified Plans	34
Dollar Cost Averaging	20	Taxation of Death Benefit Proceeds	34
Access to Your Money	21	Other Information	35
Systematic Withdrawals	21	The Insurance Companies.	35
Loans	22	Financial Statements	35
Ownership Provisions	22	Distribution of Variable Annuity Contracts	35
Types of Ownership	22	Conformity with State and Federal Laws	35
Contract Owner...	22	Voting Rights	36
Beneficiary	22	Legal Proceedings and Opinions	36
Annuitant	22	The Travelers Insurance Company	36
Death Benefit	23	The Travelers Life and Annuity Company	36
Death Proceeds Before the Maturity Date	23	Appendix A: The Fixed Account	A-1
E.S.P.	24	Appendix B: Waiver of Withdrawal
Payment of Proceeds	25	Charge for Nursing Home Confinement	B-1
Spousal Contract Continuance	26	Appendix C: Contents of the Statement
Beneficiary Contract Continuance	27	of Additional Information	C-1
Planned Death Benefit	27
Death Proceeds After the Maturity Date	28
The Annuity Period	28
Maturity Date	28
Allocation of Annuity	28
Variable Annuity	28
Fixed Annuity	29
Payment Options	29
Election of Options	29

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	13	Contract Year	12
Accumulation Period	13	Death Report Date	23
Annuitant	22	Fixed Account	A-1
Annuity Payments	28	Joint Owner	22
Annuity Unit	13	Maturity Date	28
Cash Surrender Value	21	Net Investment Rate	29
Contingent Annuitant	23	Purchase Payment	13
Contract Date	12	Underlying Fund	13
Contract Owner	22	Variable Funding Option(s)	13
Contract Value	12	Written Request	12

Summary:
Travelers PrimElite II Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing Company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Separate Account PF for Variable Annuities (“Separate Account PF”); The Travelers Life and Annuity Company sponsors the Travelers Separate Account PF II for Variable Annuities (“Separate Account PF II”). When we refer to the Separate Account, we are referring to either Separate Account PF or Separate Account PF II, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $100 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Is there a right to return period? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.50%. We also deduct an annual contract administrative charge of $30. Each underlying fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 8%, decreasing to 0% in years nine and later.

If you select the Enhanced Stepped-Up Provision, (“E.S.P.”), an additional 0.25% annually will be deducted from amounts in the variable funding options. This provision is not available when either the annuitant or owner is age 76 or older on the Rider Effective Date.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 8% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

How will my purchase payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? . The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death, (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? Because the contracts described in this prospectus were first offered in 2002, as of the date of this prospectus there are no accumulation unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint contract owner and/or beneficiary only.
    Enhanced Stepped-Up Provision ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries). If you die before the maturity date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.

FEE TABLE

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

The amounts shown in the table are based on historical fund expenses, as a percentage of each fund’s average daily net assets as of December 31, 2001 (unless otherwise indicated). This information was provided by the funds and we have not independently verified it. More detail concerning each fund’s fees and expenses is contained in the prospectus for each underlying fund.

Transaction Expenses

  Withdrawal Charge

  (as a percentage of the purchase payments withdrawn)

Years Since Purchase Payment Made	Withdrawal Charge
0-1	8%
2	8%
3	7%
4	7%
5	6%
6	5%
7	4%
8	3%
9 or more	0%

  During the annuity period, if you have elected the Variable Liquidity Benefit, a surrender charge of up to 8% of the amount withdrawn will be assessed. See “Liquidity Benefit.”

Transfer Charge	$0
(we reserve the right to charge $10.00 on any transfers which exceed 12 per year)

Annual Separate Account Charges:

(as a percentage of the average daily net assets of the Separate Account)

With E.S.P.		Without E.S.P.
Mortality & Expense Risk Charge	1.50%	Mortality & Expense Risk Charge	1.50%
Administrative Expense Charge	0.15%	Administrative Expense Charge	0.15%
Total Separate Account Charges	1.65%	E.S.P. Charge	0.25%
		Total Separate Account Charges	1.90%

Other Annual Charges

Annual Contract Administrative Charge (waived if contract value is $50,000 or more)	$30

Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Portfolio — Series II*	0.61%	0.25%	0.24%	1.10%
AIM V.I. Premier Equity Fund — Series II*	0.60%	0.25%	0.25%	1.10%(1)
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B*	1.00%	0.25%	0.04%	1.29%
Technology Portfolio — Class B*	1.00%	0.25%	0.08%	1.33%
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2*	0.60%	0.25%	0.19%	1.04%(2)
Templeton Growth Securities Fund — Class 2*	0.80%	0.25%	0.05%	1.10%(3)
Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77%(4)
Fundamental Value Portfolio	0.75%	—	0.02%	0.77%(4)
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA — Service Shares*	0.64%	0.15%	0.02%	0.81%
Oppenheimer Main Street Growth & Income Fund/VA — Service Shares*	0.68%	0.15%	0.05%	0.88%
Pioneer Variable Contracts Trust
Pioneer Fund VCT Portfolio — Class II*	0.65%	0.25%	0.14%	1.04%
Pioneer Mid-Cap Value VCT Portfolio — Class II*	0.65%	0.25%	0.21%	1.11%
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares*	0.76%	0.25%	0.18%	1.19%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.30%	1.35%
Smith Barney Allocation Series Inc.
Select Balanced Portfolio	0.35%	—	0.69%	1.04%(5)
Select Growth Portfolio	0.35%	—	0.79%	1.14%(5)
Select High Growth Portfolio	0.35%	—	0.86%	1.21%(5)
Smith Barney Investment Series
Smith Barney Portfolio	0.60%	—	0.20%	0.80%(9)
Smith Barney Growth and Income Portfolio	0.75%	—	0.20%	0.95%(6)
Smith Barney Large Cap Core Portfolio	0.75%	—	0.18%	0.93%(9)
Smith Barney Premier Selections All Cap Growth Portfolio	0.75%	—	0.20%	0.95%(7)
The Travelers Series Trust
Convertible Securities Portfolio	0.60%	—	0.19%	0.79%(8)
MFS Mid Cap Growth Portfolio	0.80%	—	0.12%	0.92%
MFS Research Portfolio	0.80%	—	0.12%	0.92%
Social Awareness Stock Portfolio	0.61%	—	0.13%	0.74%
Travelers Series Fund Inc.
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(9)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.04%	0.84%(9)
Smith Barney High Income Portfolio	0.60%	—	0.07%	0.67%(9)
Smith Barney International All Cap Growth Portfolio	0.90%	—	0.10%	1.00%(9)

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Smith Barney Large Cap Value Portfolio	0.65%	—	0.02%	0.67%(9)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.03%	0.78%(9)
Smith Barney Mid Cap Core Portfolio	0.75%	—	0.20%	0.95%(10)
Smith Barney Money Market Portfolio	0.50%	—	0.03%	0.53%(9)
Travelers Managed Income Portfolio	0.65%	—	0.03%	0.68%(9)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.19%	1.04%(4)
Emerging Growth Portfolio Class II Shares*	0.70%	0.25%	0.06%	1.01%
Growth and Income Portfolio Class II Shares*	0.60%	0.25%	0.15%	1.00%(4)
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	0.75%	—	0.15%	0.90%(11)
Variable Insurance Products Fund
Equity Income Portfolio — Service Class 2*	0.48%	0.25%	0.10%	0.83%(12)
Growth Portfolio — Service Class 2*	0.58%	0.25%	0.05%	0.88%(13)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.05%	0.88%(14)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

Notes

(1)	Effective May 1, 2002 the Funds' name will change from AIM V.I. Value Fund — Series II to AIM V.I. Premier Equity Fund — Series II.

(2)	The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(3)	The Fund administration fee is paid indirectly through the Management Fee for Templeton Growth Securities Fund — Class 2. The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(4)	Expenses are as of December 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

(5)	Each Portfolio of the Smith Barney Concert Allocation Series Inc. (a "fund of funds") invests in the shares of other mutual funds ("underlying funds"). The Management Fee for each Portfolio is 0.35%. While the Portfolios have no direct expenses, the "Other Expenses" figure represents a weighted average of the total expense ratios of the underlying funds as of 1/31/01 (the fiscal year end of the Portfolios).

(6)	The Manager reimbursed expenses of $61,498 for the year ended October 31, 2001. If such fees were not waived and expenses reimbursed, the actual expense ratio would have been 1.18%.

(7)	The Manager reimbursed expenses of $45,159 for the year ended October 31, 2001. If such fees were not waived and expenses reimbursed, the actual expense ratio would have been 1.08%.

(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.

(9)	Expenses are as of October 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

(10)	The manager has agreed to waive all or a portion of its management fees for the year ended October 31, 2001(the Fund’s fiscal year end). If such fees were not waived the actual expense ratio would have been 0.96%.

(11)	The Manager has waived all or a portion of its total expenses for the year ended December 31, 2001. If such fees were not waived or expenses not reimbursed, the actual expenses ratio would have been 2.21%.

(12)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Equity-Income Portoflio — Service Class 2 would have been 0.84%.

(13)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Growth Portoflio — Service Class 2 would have been 0.93%.

(14)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP III Mid Cap Portfolio — Service Class 2 would have been 0.94%.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual contract administrative charge is equivalent to 0.060% of the Separate Account contract value.

EXAMPLE: WITH.E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above with the E.S.P. option selected.

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Portfolio — Series II	111	165	221	337	31	95	161	337
AIM V.I. Premier Equity Fund — Series II	111	165	221	337	31	95	161	337
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	113	170	230	355	33	100	170	355
Technology Portfolio — Class B	113	171	232	359	33	101	172	359
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2	110	163	218	332	30	93	158	332
Templeton Growth Securities Fund — Class 2	111	165	221	337	31	95	161	337
Greenwich Street Series Fund
Appreciation Portfolio	108	155	204	306	28	85	144	306
Fundamental Value Portfolio	108	155	204	306	28	85	144	306
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund — Service Shares	108	156	206	310	28	86	146	310
Oppenheimer Main Street Growth & Income Fund — Service Shares	109	158	210	317	29	88	150	317
Pioneer Variable Contracts Trust
Pioneer Fund VCT Portfolio — Class II	110	163	218	332	30	93	158	332
Pioneer Mid —Cap Value VCT Portfolio — Class II	111	165	221	338	31	95	161	338
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	112	167	225	346	32	97	165	346
Putnam VT Small Cap Value Fund — Class IB Shares	113	172	233	360	33	102	173	360
Smith Barney Allocation Series Inc.
Select Balanced Portfolio	110	163	218	332	30	93	158	332
Select Growth Portfolio	111	166	223	341	31	96	163	341
Select High Growth Portfolio	112	168	226	348	32	98	166	348
Smith Barney Investment Series
Smith Barney Portfolio	108	156	206	309	28	86	146	309
Smith Barney Growth and Income Portfolio	109	160	213	323	29	90	153	323
Smith Barney Large Cap Core Portfolio	109	159	212	321	29	89	152	321
Smith Barney Premier Selection All Cap Growth Portfolio	109	160	213	323	29	90	153	323

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

The Travelers Series Trust
Convertible Securities Portfolio	108	155	205	308	28	85	145	308
MFS Mid Cap Growth Portfolio	109	159	212	320	29	89	152	320
MFS Research Portfolio	109	159	212	320	29	89	152	320
Social Awareness Stock Portfolio	107	154	203	303	27	84	143	303
Travelers Series Fund Inc.
MFS Total Return Portfolio	108	157	207	312	28	87	147	312
Smith Barney Aggressive Growth Portfolio	108	157	208	313	28	87	148	313
Smith Barney High Income Portfolio	107	152	200	296	27	82	140	296
Smith Barney International All Cap Growth Portfolio	110	162	216	328	30	92	156	328
Smith Barney Large Cap Value Portfolio	107	152	200	296	27	82	140	296
Smith Barney Large Capitalization Growth Portfolio	108	155	205	307	28	85	145	307
Smith Barney Mid Cap Core Portfolio	109	160	213	323	29	90	153	323
Smith Barney Money Market Portfolio	105	148	193	283	25	78	133	283
Travelers Managed Income Portfolio	107	152	200	297	27	82	140	297
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	110	163	218	332	30	93	158	332
Emerging Growth Portfolio Class II Shares	110	162	216	329	30	92	156	329
Growth and Income Portfolio Class II Shares	110	162	216	328	30	92	156	328
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	109	159	211	319	29	89	151	319
Variable Insurance Products Fund
Equity Income Portfolio — Service Class 2	108	157	207	312	28	87	147	312
Growth Portfolio — Service Class 2	109	159	211	319	29	89	151	319
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class	109	158	210	317	29	88	150	317

EXAMPLE: WITHOUT E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses for the Standard Death Benefit without the E.S.P. option selected.

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Portfolio — Series II	108	157	208	314	28	87	148	314
AIM V.I. Premier Equity Fund — Series II	108	157	208	314	28	87	148	314
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	110	163	218	332	30	93	158	332
Technology Portfolio — Class B	111	164	220	336	31	94	160	336
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2	108	155	205	308	28	85	145	308
Templeton Growth Securities Fund — Class 2	108	157	208	314	28	87	148	314
Greenwich Street Series Fund
Appreciation Portfolio	105	147	192	282	25	77	132	282
Fundamental Value Portfolio	105	147	192	282	25	77	132	282
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund — Service Shares	106	148	194	286	26	78	134	286
Oppenheimer Main Street Growth & Income Fund — Service Shares	106	151	198	292	26	81	138	292
Pioneer Variable Contracts Trust
Pioneer Fund VCT Portfolio — Class II	108	155	205	308	28	85	145	308
Pioneer Mid-Cap Value VCT Portfolio — Class II	109	157	209	315	29	87	149	315
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	109	160	213	322	29	90	153	322
Putnam VT Small Cap Value Fund — Class IB Shares	111	165	221	337	31	95	161	337
Smith Barney Allocation Series Inc.
Select Balanced Portfolio	108	155	205	308	28	85	145	308
Select Growth Portfolio	109	158	210	318	29	88	150	318
Select High Growth Portfolio	110	160	214	324	30	90	154	324
Smith Barney Investment Series
Smith Barney Portfolio	105	148	194	285	25	78	134	285
Smith Barney Growth and Income Portfolio	107	153	201	299	27	83	141	299
Smith Barney Large Cap Core Portfolio	107	152	200	297	27	82	140	297
Smith Barney Premier Selection All Cap Growth Portfolio	107	153	201	299	27	83	141	299
The Travelers Series Trust
Convertible Bond Portfolio	105	148	193	284	25	78	133	284
MFS Mid Cap Growth Portfolio	107	152	200	296	27	82	140	296
MFS Research Portfolio	107	152	200	296	27	82	140	296
Social Awareness Stock Portfolio	105	146	191	279	25	76	131	279
Travelers Series Fund Inc.
MFS Total Return Portfolio	106	149	195	288	26	79	135	288
Smith Barney Aggressive Growth Portfolio	106	149	196	289	26	79	136	289
Smith Barney High Income Portfolio	104	144	187	272	24	74	127	272

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

Smith Barney International All Cap Growth Portfolio	107	154	203	304	27	84	143	304
Smith Barney Large Cap Value Portfolio	104	144	187	272	24	74	127	272
Smith Barney Large Capitalization Growth Portfolio	105	148	193	283	25	78	133	283
Smith Barney Mid Cap Core Portfolio	107	153	201	299	27	83	141	299
Smith Barney Money Market Portfolio	103	140	180	257	23	70	120	257
Travelers Managed Income Portfolio	104	145	188	273	24	75	128	273
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	108	155	205	308	28	85	145	308
Emerging Growth Portfolio Class II Shares	108	154	204	305	28	84	144	305
Growth and Income Portfolio Class II Shares	107	154	203	304	27	84	143	304
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	106	151	199	294	26	81	139	294
Variable Insurance Products Fund
Equity Income Portfolio — Service Class 2	106	149	195	288	26	79	135	288
Growth Portfolio — Service Class 2	106	151	199	294	26	81	139	294
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	106	151	198	292	26	81	138	292

CONDENSED FINANCIAL INFORMATION

Because the contracts described in this prospectus were not offered until 2002, there is no Condensed Financial Information as of the date of this prospectus.

THE ANNUITY CONTRACT

Travelers PrimElite II Annuity is a contract between the contract owner ("you") and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the matu rity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at (888) 556-5412.

Purchase Payments

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $100 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your Primerica Financial Services representative or call (888) 556-5412 to request additional copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund — Series II	Seeks to achieve growth of capital by investing principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average long-term growth and have excellent prospects for future growth.	AIM Advisors, Inc.
AIM V.I. Premier Equity Fund — Series II	Seeks to achieve long-term growth of capital by investing primarily in equity securities of undervalued companies. Income is a secondary objective.	AIM Advisors, Inc.
Alliance Variable Products Series Fund, Inc.
Premier Growth Portfolio — Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance Capital Management, L.P.
Technology Portfolio — Class B	Seeks long-term growth of capital by investing primarily in equity securities of companies that use technology extensively in the development of new or improved products or processes. Current income is incidental to the Portfolio’s objective.	Alliance Capital Management, L.P.
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2	Seeks capital appreciation. Its secondary goal is income. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria.	Franklin Mutual Advisers, LLC
Templeton Growth Securities Fund — Class I	Seeks capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.	Templeton Global Advisors Limited, Inc.
Greenwich Street Series Fund
Appreciation Portfolio	Seeks long term appreciation of capital.	Smith Barney Fund Management LLC (“SBFM”)
Fundamental Value Portfolio	Seeks long term capital growth with current income as a secondary objective.	SBFM
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund — Service Shares	Seeks to achieve capital appreciation with an emphasis on common stocks of well-known, established companies.	OppenheimerFunds, Inc.
Oppenheimer Main Street Growth & Income Fund — Service Shares	Seeks to achieve high total return, which includes growth in the value of its shares as well as current income, by investing mainly in common stock of U.S. companies.	OppenheimerFunds, Inc.
Pioneer Variable Contracts Trust
Pioneer Fund VCT Portfolio — Class II	Seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities.	Pioneer
Pioneer Mid Cap Value VCT Portfolio — Class II	Seeks capital appreciation by investing primarily in equity securities of mid-size companies.	Pioneer

Funding Option	Investment Objective	Investment Adviser/Subadviser
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of companies outside the United States.	Putnam Investment Management, Inc.
Putnam VT Small Cap ValueFund —Class IB Shares	Seeks capital appreciation. The fund seeks its goal by investing at least 80% of its net assets in small companies of a size similar to those in th Russell 2000 Value Index.	Putnam Investment Management, Inc.
Smith Barney Allocation Series, Inc.
Select Balanced Portfolio	Seeks a balance of growth of capital and income.	Travelers Investment Advisers (“TIA”)
Select Growth Portfolio	Seeks long term growth of capita.	TIA
Select High Growth Portfolio	Seeks capital appreciation.	TIA
Smith Barney Investment Series
Smith Barney Government Portfolio	Seeks high current return consistent with the preservation of capital.	SBFM
Smith Barney Growth and Income Portfolio	Seeks reasonable growth and income.	SBFM
Smith Barney Large Cap Core Portfolio	Seeks capital appreciation..	SBFM
Smith Barney Premier Selections All Cap Growth Portfolio	Seeks long-term growth of capital.	SBFM
Travelers Series Fund Inc.
MFS Total Return Portfolio	(a balanced portfolio) Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.	TIA Subadviser: Massachusetts Financial Services Company (“MFS”)
Smith Barney Aggressive Growth Portfolio	Seeks long-term capital appreciation.	SBFM
Smith Barney High Income Portfolio	Seeks high current income. Capital appreciation is a secondary objective..	SBFM
Smith Barney International All Cap Growth Portfolio	Seeks total return on assets from growth of capital and income..	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long-term growth of capital.	SBFM
Smith Barney Large Cap Value Portfolio	Seeks current income and long-term growth of income and capital.	SBFM

Funding Option	Investment Objective	Investment Adviser/Subadviser
Smith Barney Mid Cap Core Portfolio	Seeks long-term growth of capital.	SBFM
Smith Barney Money Market Portfolio	Seeks maximum current income and preservation of capital. The Fund seeks to maintain a stable $1 share price.	SBFM
Travelers Managed Income Portfolio	Seeks high current income consistent with prudent risk of capital.	TAMIC
The Travelers Series Trust
Convertible Securities Portfolio	Seeks current income and capital appreciation by investing in convertible bond securities and in combinations of nonconvertible fixed-income securities and warrants or call options	Travelers Asset Management International Company LLC (“TAMIC”)
MFS Mid Cap Growth Portfolio	Seeks to obtain long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with medium market capitalization which the investment adviser believes have above-average growth potential.	TAMIC Subadviser: MFS
MFS Research Portfolio	Seeks to provide long-term growth of capital and future income.	TAMIC Subadviser: MFS
Social Awareness Stock Portfolio	Seeks to obtain long-term capital appreciation and retention of net investment income.	SBFM
Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares	Seeks capital growth and income through investments in equity securities, including common stocks and securities convertible into common and preferred stocks.	Van Kampen Asset Management, Inc. (“VKAM”)
Emerging Growth Portfolio Class II	Seeks capital appreciation by investing primarily in common stocks of companies Shares considered to be emerging growth companies.	VKAM
Growth and Income Portfolio Class II Shares	Seeks long-term growth of capital and income.	VKAM
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	Seeks long-term capital growth by investing in equity securities of U.S. companies with market capitalizations below the top 1,000 stocks of the equity market. Under normal circumstances, at least 65% of the fund’s total assets will be invested in such companies. Dividend income, if any, is incidental to this investment objective.	Citi Fund Management, Inc.
Variable Insurance Products Fund
Equity-Income Portfolio — Service Class 2	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.	FMR
Growth Portfolio — Service Class 2	Seeks to achieve capital appreciation.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

FIXED ACCOUNT

We offer our Fixed Account as a funding option. Please see Appendix A for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners, the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
    administration of the annuity options available under the Contracts; and
    the distribution of various reports to contract owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts, sales and marketing expenses including commission payments to your sales agent, and other costs of doing business.

Risks we assume include:

    that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the contract value, and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for eight years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

Years Since Purchase Payment Made	Withdrawal Charge
0-1	8%
2	8%
3	7%
4	7%
5	6%
6	5%
7	4%
8	3%
9 or more	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any purchase payment to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

(c)	any remaining purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

    due to the death of the contract owner or the annuitant (with no contingent annuitant surviving)
    if an annuity payout (based on life expectancy) has begun after the first contract year due to a minimum distribution under our minimum distribution rules then in effect if the annuitant is confined to an eligible Nursing Home as described in Appendix D.

Note: Any free withdrawals taken will not reduce purchase payments still subject to a withdrawal charge,

Free Withdrawal Allowance

The free withdrawal allowance does not apply to any withdrawals transferred directly to other financial institutions.

Beginning in the second contract year, you may withdraw up to 15% of the contract value annually, without a withdrawal charge. In addition, if you have enrolled in our systematic withdrawal program and have made an initial purchase payment of at least $50,000, you may withdraw up to 15% of the contract value in the first contract year without incurring a withdrawal charge. (If you have purchase payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of purchase payments no longer subject to a withdrawal charge. (Note: Any free withdrawal taken will reduce purchase payments no longer subject to a withdrawal charge.) The available free withdrawal amount is 15% of the contract value at the end of the previous contract year. The free withdrawal amount is not cumulative from year to year.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

             (1)   from the distribution of death proceeds;

             (2)   after an annuity payout has begun; or

             (3)   if the contract value on the date of assessment equals or is greater than $50,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.50% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 8% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.25% of the amounts held in each funding option.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

    the total dollar amount being transferred;
    the number of transfers you made within the previous three months;
    whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
    whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We reserve the right to charge a $10.00 fee for any transfer request which exceeds twelve per year. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $100.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a leve l basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the variable funding options, we may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the Fixed Account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Loans

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional purchase payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living;

  the death benefit will not be payable upon the annuitant's death the contingent annuitant becomes the annuitant
  all other rights and benefits will continue in effect

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“death report date”). Any applicable premium tax, outstanding loans or withdrawals not previously deducted will be subtracted from any death benefit.

We must be notified of the annuitant’s death no later than six months from the date of death in order to pay the death proceeds as described under “Death Proceeds Before the Maturity Date.” If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax.

NOTE: If the owner dies before the annuitant, the death benefit is recalculated, replacing all references to “annuitant” with “owner.”

Death Proceeds before the Maturity Date

Age on Contract Date	Death Benefit
If the annuitant was younger than age 75 on the contract date, the death benefit will be the greatest of:	the contract value; the total purchase payments made under the Contract; or the step-up value, if any, as described below.

If the annuitant was between the age of 75 and 80 on the contract date, the death benefit will be the greater of:	the contract value; or total purchase payments made under the Contract

Where the Annuitant was younger than age 75 on the Contract Date. The step-up value will initially equal the contract value on the first contract date. On each subsequent contract date anniversary that occurs before the Annuitant’s 76th birthday and before the Annuitant’s death, if the contract value is greater than the step-up value, the step-up value will be increased to equal the contract value on that date. If the step-up value is greater than the contract value, the step-up value will remain unchanged. Whenever a purchase payment is made, the step-up value will be increased by the amount of that purchase payment. Whenever a withdrawal is taken, the step-up value will be reduced by a partial surrender reduction as described below. The only changes made to the step-up value on or after the annuitant’s 76th birthday will be those related to additional purchase payments o r partial withdrawals as described above.

Partial Surrender Reduction. If you make a withdrawal we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the partial surrender, divided by (3) the contract value before the surrender.

For example, assume your current contract value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

             50,000 X (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current step-up value is $50,000, and you decide to make a partial withdrawal of $10,000, we would reduce the step-up value as follows:

             50,000 X (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

Enhanced Stepped-Up Provision ("E.S.P."). (This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

If the annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 250% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date; or

If the annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 250% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

The initial modified purchase payment is equal to the contract value as of the rider effective date. Whenever a purchase payment is made after the rider effective date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified purchase payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the contract value immediately prior to the partial surrender.

For example, assume your current modified purchase payment is $50,000 and that your current contract value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified purchase payment as follows:

             50,000 X (10,000/55,000) = 9,090

You new modified purchase payment would be $50,000 - $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current modified purchase payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified purchase payment as follows:

             50,000 X (10,000/30,000) = 16,666

Your new modified purchase payment would be 50,000 - 16,666 = $33,334

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Non-spousal Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes
Non-spousal Joint Owner (who is the annuitant)	The beneficiary (ies), or, if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes
Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the spouse elects to continue the Contract.	Yes
Spousal Joint Owner (who is the annuitant)	The beneficiary (ies), or, if none, to the surviving joint owner.	Unless the spouse elects to continue the contract. A spouse who is not the beneficiary may decline to receive the proceeds and instruct the Company to pay the beneficiary.	Yes

Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner.	Unless, where there is no contingent annuitant, the beneficiary elects to continue the contract rather than receive the distribution.

		Or, unless there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	Yes

Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.		Yes

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming annuitant is still alive)	No death proceeds are payable; contract continues.		N/A

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

______________

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. Spousal Beneficiaries must choose to continue the contract as allowed under the Spousal Contract Continuance provision described below within one year of death. If mandatory distributions have begun, the 5 year payout option is not available.

Spousal Contract Continuance (Subject to Availability - Does Not Apply if a Non-Spouse is a Joint Owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

If your spouse elects to continue the Contract as contract owner, the death benefit will be calculated as of the death report date. If the contract value is less than the calculated death benefit, the contract value will be increased to equal the death benefit. This amount is referred to as the adjusted contract value. Any difference between the contract value and the adjusted contract value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the death report date.

Any premium paid before the death report date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the death report date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the death report date as if your spouse had purchased the Contract with the adjusted contract value on the death report date. This spousal contract continuance is available only once for each Contract.

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply* (See* Above)
Owner/Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries)

If you die before the maturity date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the death report date, (more than $1,000,000 is subject to home office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract as a contract owner, the death benefit will be calculated as of the death report date. The initial contract value of the continued contract (the "adjusted contract value") will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    take a loan
    make additional purchase payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the death report date without a withdrawal charge. All other fees and charges applicable to the original contract will also apply to the continued contract. The E.S.P. option is not available to beneficiaries who have continued the Contract under this provision. All benefits and features of the continued contract will be based on the beneficiary's age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary's life expectancy; or
    under the terms of the Beneficiary Continuance provision described above.

If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive due proof of death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make annuity payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income plans (annuity options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 90th birthday or ten years after the effective date of the Contract, if later.)

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 90th birthday or to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See “Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity option selection any time up to the maturity date. Once annuity payments have begun, no further elections are allowed.

During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options. Options 1 through 4 are available for both fixed and/or variable annuities. Option 5 is only available for fixed annuities.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 – Payments for a Fixed Period. The Company will make monthly payments for the period selected.

Option 6 — Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, you may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Separate Account PF and Separate Account PF II, respectively. Both Separate Account PF and Separate Account PF II were established on July 30, 1997 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Separate Account PF and Separate Account PF II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owne rs would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the pro grams described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such an optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax advisor regarding this issue.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although the Company regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the Company are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 8% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

APPENDIX A

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

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APPENDIX B

WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT

(This waiver is not available if the Owner is age 71
or older on the date the Contract is issued.)

If, after the first contract year and before the maturity date, the owner begins confinement in an Eligible Nursing Home, and remains confined for the qualifying period, you may make a total or partial withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Withdrawal Charge to be waived, the withdrawal must be made during continued confinement in an Eligible Nursing Home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an Eligible Nursing Home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An Eligible Nursing Home is defined as an institution or special nursing unit of a hospital which:

             (a)   is Medicare approved as a provider of skilled nursing care services; and

             (b)   is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

OR

Meets all of the following standards:

             (a)   is licensed as a nursing care facility by the state in which it is licensed;

             (b)   is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

             (c)   provides nursing care to individuals who are not able to care for themselves and who require nursing care;

             (d) provides, as a primary function, nursing care and room and board; and charges for these services;

             (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

             (f)   may provide care by a licensed physical, respiratory, occupational or speech therapist; and

             (g)   is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

Filing a claim: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the Withdrawal Charge is the contract value on the next valuation date following written proof of claim, less any purchase payments made within a one-year period before confinement in an Eligible Nursing Home begins, less any purchase payments made on or after the owner’s 71st birthday.

Any withdrawal requested which falls under the scope of this waiver will be paid as soon as we receive proper written proof of your claim, and will be paid in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your contract.

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APPENDIX C

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

Copies of the Statement of Additional Information dated May 1, 2002 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, PrimeElite Travelers Service Center, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-12956S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-12956-TLACS.

Name:
Address:

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L-12956	May 1, 2002